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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2008

SIMON PROPERTY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14469	046268599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 WEST WASHINGTON STREET INDIANAPOLIS, INDIANA	46204
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 317.636.1600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

 Item 2.02.    Results of Operations and Financial Condition

        On July 28, 2008, Simon Property Group, Inc. (the "Registrant") issued a press release containing information on earnings for the quarter ended June 30, 2008 and other matters. A copy of the press release is attached hereto as Exhibit 99.2 and the information in the press release is incorporated by reference into this report.

        The press release and Supplemental Information package attached as Exhibit 99.1 use the non-GAAP financial measure of Funds from Operations ("FFO"). The Supplemental Information package also uses the non-GAAP measure of Net Operating Income ("NOI"). The Registrant considers FFO and NOI key measures of its operating performance that are not specifically defined by accounting principles generally accepted in the United States ("GAAP"). The Registrant believes that FFO and NOI are helpful to investors because they are widely recognized measures of the performance of real estate investment trusts ("REITs") and provide relevant bases for comparison among REITs. The Registrant also uses FFO and NOI internally to measure the operating performance of its portfolio. Reconciliations of net income to FFO on an estimated and historical basis are provided on pages 67 and 75 furnished herewith in Exhibit 99.2. Reconciliations of net income to NOI on a historical basis are provided on page 14 furnished herewith in Exhibit 99.1.

        The Registrant is furnishing the information contained herein, including Exhibit 99.2, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the "SEC"). This information shall not be deemed to be "filed" with the SEC or incorporated by reference into any other filing with the SEC.

Item 7.01.    Regulation FD Disclosure

        On July 28, 2008, the Registrant made available additional ownership and operational information concerning the Registrant, Simon Property Group, L.P., and properties owned or managed as of June 30, 2008 in the form of a Supplemental Information package, a copy of which is attached as Exhibit 99.1. The Supplemental Information package is also available upon request as specified therein.

        The Registrant is furnishing the information contained herein, including Exhibit 99.1, pursuant to Item 7.01 of Form 8-K promulgated by the SEC. This information shall not be deemed to be "filed" with the SEC or incorporated by reference into any other filing with the SEC.

Item 9.01.    Financial Statements and Exhibits

        Financial Statements:

    None

        Exhibits:

Exhibit No.	Description	Page Number in This Filing
99.1	Supplemental Information as of June 30, 2008	5
99.2	Earnings Release for the quarter ended June 30, 2008	64

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 28, 2008
SIMON PROPERTY GROUP, INC.
	By:	/s/ STEPHEN E. STERRETT Stephen E. Sterrett, Executive Vice President and Chief Financial Officer

 SIMON PROPERTY GROUP
Table of Contents
As of June 30, 2008

Description		Page
Exhibit 99.1	Supplemental Information	5
	Company Overview
	Overview (reporting calendar, stock information, and corporate ratings)	5-6
	Ownership Structure	7
	Changes in Common Shares and Unit Ownership	8
	Financial Data
	Selected Financial and Equity Information	9
	Unaudited Pro-Rata Statements of Operations	11-12
	Unaudited Pro-Rata Balance Sheet	13
	Reconciliation of Net Income to NOI	14
	NOI Composition	15
	Analysis of Other Income and Other Expense	16
	Operational Data
	U.S. Portfolio GLA	17
	U.S. Regional Mall Operational Information	18
	U.S. Regional Mall Lease Expirations	19
	U.S. Regional Mall Top Tenants	20
	U.S. Regional Mall Anchor/Big Box Openings, 2008-2011	21-22
	U.S. Regional Mall Property Listing	23-27
	U.S. Premium Outlet Centers® Operational Information	28
	U.S. Premium Outlet Centers® Lease Expirations	29
	U.S. Premium Outlet Centers® Top Tenants	30
	U.S. Premium Outlet Centers® Property Listing	31
	U.S. Community/Lifestyle Centers Operational Information	32
	U.S. Community/Lifestyle Centers Lease Expirations	33
	U.S. Community/Lifestyle Centers Top Tenants	34
	U.S. Community/Lifestyle Centers Property Listing	35-36
	Mills Operational Information	37
	Mills Property Listing	38
	International Operational Information	39
	International Property Listing	40-42
	Development Activity
	Capital Expenditures in the U.S. Portfolio	43
	U.S. Development Activity Report	44-46
	International Development Activity Report	47
	Balance Sheet Information
	The Company's Share of Total Debt Amortization and Maturities by Year	48
	Summary of Indebtedness	49
	Summary of Indebtedness by Maturity	50-57
	Unencumbered Assets	58-62
	Preferred Stock/Units Outstanding	63
	Quarterly Earnings Announcement
Exhibit 99.2	Press Release	64

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  Item 2.02. Results of Operations and Financial Condition
  Item 7.01. Regulation FD Disclosure
  Item 9.01. Financial Statements and Exhibits
SIGNATURES
SIMON PROPERTY GROUP Table of Contents As of June 30, 2008